NEW YORK KEYPORT ADVISOR CHARTER
GROUP FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
KBL Variable Account A
OF
SUN LIFE INSURANCE AND ANNUITY COMPANYOF NEW YORK
SUPPLEMENT DATED MARCH 25, 2003
TO
PROSPECTUS DATED DECEMBER 31, 2002

Merger of Advisers and Sub-advisers

On or about April 1, 2003, Liberty Advisory Services Corp., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisers, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised or sub-advised various fund in the Liberty and Stein Roe families of funds, some of which are underlying Portfolios for the Sub-accounts available under your Certificate. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in these mergers and is now the investment adviser to the following underlying Portfolios for your Certificate: Colonial Global Equity Fund, Variable Series; Colonial High Yield Securities Fund, Variable Series; Colonial International Horizons Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Liberty Federal Securities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series.

In addition, immediately prior to the mergers described above and also on or about April 1, 2003, Newport Fund Management, Inc. ("NFMI"), a subsidiary of NPMI and a registered investment adviser that sub-advised the Newport Tiger Fund, Variable Series, merged into NPMI. As a result of NPMI's merger into Columbia, Columbia is now the adviser to that fund.

All of the merged companies were direct or indirect subsidiaries of CMG, which in turn is a subsidiary of Fleet National Bank.

Sub-account Name Changes

Effective April 7, 2003, the following Sub-accounts are changing their names, to reflect a change in the name of the underlying Portfolios:

Old Name	New Name

Colonial U.S. Growth & Income Fund	Liberty Growth & Income Fund

Stein Roe Balanced Fund	Liberty Asset Allocation Fund

Stein Roe Money Market Fund	Liberty Money Market Fund

Merger of Underlying Portfolios

At a shareholders meeting held on February 19, 2003, the merger of each Target Portfolio listed below into corresponding Surviving Portfolio were approved. The mergers are scheduled to occur on or about April 7, 2003. When the mergers occur, we will change the name of the Sub-accounts that invest in the Target Portfolios to reflect the change in the underlying Portfolios, and the subsequent performance of the affected Sub-accounts will reflect the performance of the relevant Surviving Portfolio.

Target Portfolio	Surviving Portfolio

Colonial Global Equity Fund, Variable Series	Columbia International Fund, Variable Series

Colonial High Yield Securities Fund, Variable Series	Columbia High Yield Fund, Variable Series

Colonial International Horizons Fund, Variable Series	Columbia International Fund, Variable Series

Crabbe Huson Real Estate Investment Fund, Variable Series	Columbia Real Estate Equity Fund, Variable Series

Stein Roe Global Utilities Fund, Variable Series	Columbia International Fund, Variable Series

NYKAC.SUP(1)	03/03